Exhibit 99.2 Silgan Holdings Inc. Accelerating Portfolio Evolution October 19, 2026 ©2026 Silgan Holdings. All Rights Reserved.

PRESENTATION NOTES This presentation, and the statements made during the course of this presentation, are not intended to and do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities. Statements made in or during the course of this presentation which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based upon management’s expectations, assumptions, beliefs, estimates and projections, many of which by their nature are inherently uncertain and beyond Silgan’s control. Accordingly, such forward-looking statements are not guarantees or promises of future performance or events and involve known and unknown risks that could cause such future performance or events to differ materially from those expressed or implied in such forward-looking statements. Additionally, such forward-looking statements only speak as of the date of this presentation, and except to the extent required by the U.S. federal securities laws, Silgan neither assumes nor undertakes any obligation to update or revise any of such forward-looking statements. You are advised to read and consider the numerous risks and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2025 and our other filings with the Securities and Exchange Commission. Certain market, industry or similar data contained in this presentation are based upon estimates by our management. While management believes that such estimates are reasonable, in certain cases such estimates cannot be verified by information available from independent sources. While we are not aware of any misstatements regarding any market, industry or similar data contained in this presentation, such data involves risks and uncertainties and is subject to change based on various factors, including those discussed in the paragraph above. The information in this presentation is as of the date on the cover page of this presentation unless otherwise stated. All company names and trademarks used in this presentation are the property of their respective owners and are used in this presentation for identification purposes only. This presentation can be found on our website at www.silganholdings.com 1 ©2026 Silgan Holdings. All Rights Reserved.

NON-GAAP FINANCIAL MEASURES Generally accepted accounting principles in the United States are commonly referred to as GAAP. A non-GAAP financial measure is generally defined as a financial measure that purports to measure financial performance, financial position or liquidity but excludes or includes amounts that could not be so adjusted in the most comparable GAAP measure. Adjusted EBITDA, Adjusted EBIT, Adjusted EPS and Free Cash Flow (FCF) and the ratios, returns and margins calculated therefrom as contained in this presentation are unaudited supplemental measures of our financial performance, financial position or liquidity that are not required by, or presented in accordance with, GAAP and therefore are non-GAAP financial measures. These non-GAAP financial measures should not be considered as alternatives to income before interest and income taxes (EBIT), net cash provided by operating activities or any other measures derived in accordance with GAAP. Such non-GAAP financial measures should not be considered in isolation or as a substitute for any financial data prepared in accordance with GAAP and may not be comparable to similarly titled measures used by other companies. We include such non-GAAP financial measures in this presentation because we consider them to be important supplemental measures of our financial performance, financial condition and liquidity which we believe provide a more complete understanding of the Company than could be obtained absent such non-GAAP financial measures. A reconciliation of all non- GAAP financial measures used in this presentation to the most comparable GAAP financial data is included in this presentation at Appendix B and is available with this presentation on Silgan’s website at: https://www.silganholdings.com. The following non-GAAP financial measures are used in this presentation and are defined as follows. “Adjusted EBIT” means income before interest and income taxes (EBIT) as adjusted for acquired intangible asset amortization expense, other pension (income) or expense for U.S. pension plans and closed facilities, rationalization charges, the impact from charges for the write-up of acquired inventory under purchase accounting and costs attributed to announced acquisitions and including, as applicable, equity in earnings of affiliates, net of tax. “Adjusted EBITDA” means Adjusted EBIT plus depreciation. Additionally, for Trivium, “Adjusted EBITDA” includes an adjustment for non-operating foreign currency impact on related restructuring activities. “Adjusted EPS” means net income per diluted share as adjusted for acquired intangible asset amortization expense, other pension (income) or expense for U.S. pension plans and closed facilities, rationalization charges, the impact from charges for the write-up of acquired inventory under purchase accounting and costs attributed to announced acquisitions. “Free Cash Flow” means net cash provided by operating activities adjusted for changes in outstanding checks, reduced by capital expenditures and increased by proceeds from asset sales. 2 ©2026 Silgan Holdings. All Rights Reserved.

Silgan’s Unique Business Model Build and enhance Deploy strong Earnings growth business positions Free Cash Flow and value creation ü Sustainable ü Growth through ü Top tier competitive targeted earnings growth advantage acquisitions in Packaging sector ü Supply best value ü Other cash in industry by deployment to ü Consistent long- focusing on unique drive shareholder term needs of value shareholder customers value creation 3 ©2026 Silgan Holdings. All Rights Reserved.

Capital Allocation to Create Shareholder Value

Multiple Levers for Growth and Returns

Silgan Capital Allocation Since Founding[1]



CapEx
Capital Return[2]
SILGAN
M&A

45% Capital Deployed to M&A

41 Acquisitions Completed[1]

~2x M&A Median Purchase Price Multiple Reduction via Synergies[3]

7% Revenue CAGR[1]

Current Portfolio

	Net Sales[4]	Adj. EBITDA[4]	Adj. EBITDA Margin[4]
Dispensing and Specialty Closures	$2.7B	$570M	21%
Custom Containers	$626M	$122M	20%
Metal Containers	$3.3B	$336M	10%
Total Silgan	$6.7B	$976M	15%

Dispensing and Custom Containers

Specialty Businesses with distinct growth, margin, and capital allocation potential

Metal Containers

Stable volume, strong free cash flow generation

[1] Silgan capital allocation metrics measured since 1989 (latest publicly available Silgan financial information); revenue CAGR measured between 1989 and 2025 | [2] Capital return defined as dividends and share repurchases | [3] Refer to slide 25 for select transaction details | [4] Financial information represents LTM 6/30/2026 amounts; Total Silgan Adj. EBITDA and Adj. EBITDA margin include corporate costs; Refer to slides 27-28 for reconciliations of non-GAAP financial amounts to GAAP financial amounts and calculation of Adj. EBITDA and Adj. EBITDA margin for Dispensing and Specialty Closures, Custom Containers, Metal Containers, and Total Silgan | Note: B=Billions; M=Millions

©2026 Silgan Holdings. All Rights Reserved.

4

Strategic Announcement to Accelerate Value Creation

- Silgan is contributing its Metal Containers and Food and Beverage Flat Cap Closures businesses into a newly formed metal packaging business ("Silgan Metal Containers and Closures" or "**Silgan MCC**"), which will acquire Trivium Packaging ("Trivium") and be partially funded by equity from funds affiliated with American Industrial Partners ("AIP") and third party debt
- Silgan's Dispensing and Specialty Closures and Custom Containers businesses will continue to be wholly owned by Silgan and formed into the **Silgan Dispensing Solutions** segment

Current

Silgan Holdings

100% Ownership	100% Ownership	100% Ownership
Dispensing and Specialty Closures	**Custom Containers**	**Metal Containers**

Transaction

- Silgan "Gets"
  - $2.3B[1] in cash
  - 60% ownership in Silgan MCC, which acquires Global Trivium business
  - Operational investment partner (AIP)
  - Share of $225M[2] expected synergy opportunity
- Silgan "Gives"
  - 40% ownership in Silgan MCC to AIP

Pro Forma

Silgan Holdings

100% Ownership	60% Ownership
Silgan Dispensing Solutions	**Silgan MCC**
Dispensing Solutions	**Metal Containers** - Cans - Closures
Custom Containers	**Trivium** - Cans - Aerosol
	Synergies

[1] Subject to customary adjustments for cash, assumed debt, and net working capital at closing | [2] Expected synergies by year 3
Note: B=Billions; M = Millions

©2026 Silgan Holdings. All Rights Reserved.

5

Strategic Rationale ▪ Combination of our metal packaging business and Trivium creates a best-in-class global platform, provides for $225M of expected synergies, and establishes a clear path to separation Why we are Pursuing This ▪ At the same time, our funding approach will increase flexibility for our faster-growing dispensing business, providing multiple pathways to accelerate shareholder value creation Strategic Benefits Accelerates Creates a Positions Unlocks Enhances Silgan portfolio premier, Dispensing substantial capital evolution by customer- Solutions for near-term allocation establishing focused global accelerated synergy flexibility by two best-in- business in growth through opportunity reducing class packaging metal enhanced within Silgan leverage at platforms with packaging with focus on MCC, using Silgan distinct balance global scale organic Silgan’s proven Dispensing sheets and local opportunities playbook Solutions resilience 6 ©2026 Silgan Holdings. All Rights Reserved.

Transaction Summary

Formation of Silgan MCC	• Silgan contributes: Metal Containers and Food and Beverage Flat Cap Closures business at an enterprise value of $3.8B (8.1x LTM Jun-26 Adj. EBITDA) • Funds affiliated with AIP contribute: ~$1.0B of cash investment
Acquisition of Trivium	• Silgan MCC acquires Trivium in an all-cash transaction at a $3.4 billion enterprise value, 7.1x LTM Jun-26 Adj. EBITDA • Including expected synergies[1], acquisition multiple of 4.8x LTM Jun-26 Adj. EBITDA • Acquisition funded via fully-committed debt and equity financing to Silgan MCC
Pro Forma Silgan MCC Capitalization	• Independent capital structure • Equity ownership at closing: 60% Silgan, 40% funds affiliated with AIP • Net debt of $4.6B and 4.0x[1] net leverage
Silgan MCC Management and Governance	• Silgan MCC remains a fully consolidated subsidiary of Silgan for financial reporting purposes • Silgan MCC board representation: Silgan (3), AIP (2) • Anthony Allott, Adam Greenlee, and Shawn Fabry will represent Silgan on the Board
Approvals and Timing	• Subject to required regulatory approvals and satisfaction of other customary closing conditions • Estimated to close in mid-2027

[1] Assuming expected synergies of $225M by year 3

Note: Net leverage represents estimated PF figures as of 12/31/2025; Refer to slides 26 and 29 for reconciliations of non-GAAP financial amounts to GAAP financial amounts and calculation of Adj. EBITDA for Trivium and existing Silgan Metal Containers and Closures Businesses; B=Billions; M=Millions

©2026 Silgan Holdings. All Rights Reserved.

7

Proposed Transaction Financing Structure ($ in Billions) Silgan MCC Sources and Uses Sources of Funds New Silgan MCC Debt $4.9 Silgan Equity Rollover 1.5 AIP Cash Equity 1.0 $7.4 Total Sources Uses of Funds Silgan Equity Rollover $1.5 Redistributes balance sheet capacity to 1 Cash to Silgan at Close 2.3 enhance flexibility and Trivium Purchase Price, Net of Assumed Debt-like Items 3.2 support Silgan’s strategy Fees, Expenses, and Other 0.2 Cash to Balance Sheet 0.3 Total Uses $7.4 Pro Forma Net Leverage Silgan MCC 4.0x 1.8x Silgan Dispensing Solutions Silgan 12/31/2025 Total Silgan 3.4x net leverage = 3.4x Represents Silgan total contribution ($3.8B) 1 Subject to customary adjustments for cash, assumed debt, and net working capital at closing Note: Adj. EBITDA excludes corporate costs; Pro forma net leverage represents estimated pro forma figures as of 12/31/2025 based on closing net debt and Silgan MCC Adj. EBITDA 8 ©2026 Silgan Holdings. All Rights Reserved. inclusive of $225M of synergies expected by year 3; Refer to slide 32 for reconciliations of non-GAAP financial amounts to GAAP financial amounts and calculation of Adj. EBITDA for Silgan Dispensing Solutions

Unlocking Benefits of a Partnership

Structure Benefits

- Silgan to realize significant value today, while retaining future upside without further investment
- Silgan maintains control to capture upside while reducing execution risk
- Preserves flexibility for both future cash distributions and portfolio actions
- Combines Silgan's operating expertise with AIP's resources to support integration and synergy realization
- Optimize performance in mature industry, within a growth-focused public equity market

AIP Partner Benefits

~$18B
Assets Under Management

145
Acquisitions

Fully Aligned Partner

Shared economics through a common equity class create alignment around long-term value creation

Financial Flexibility

Provides approximately $1B of equity capital

Supplements Operating Agenda

Expands resources available to rapidly execute identified synergy initiatives

©2026 Silgan Holdings. All Rights Reserved.

Note: B=Billions

9

Significant Synergy Opportunity Silgan’s Proven Synergy Track Record Value Creation through Synergies Synergies Recent Acquisitions Trivium Acquisition Multiple Exceeded Target? ü 7.1x 4.8x ü ü Dispensing Pre-synergy multiple Post-synergy multiple Dispensing and ü Specialty Closures 1 High-Conviction Synergy Targets ▪ Comprehensive diligence process supports bottom-up SG&A synergy identification and accountability 20% ▪ Historical outperformance across procurement and 50% Operations $225M productivity/operational excellence Procurement 30% 1 Expected to achieve synergies of approximately $75M in Year 1, $150M in Year 2, and $225M in Year 3 10 ©2026 Silgan Holdings. All Rights Reserved. Note: Refer to slide 26 for reconciliations of non-GAAP financial amounts to GAAP financial amounts and calculation of Adj. EBITDA for Trivium; M=Millions

Creating Value and Strategic Flexibility Pro Forma Total Silgan Future Intended Separation ▪ Provides clear future pathway to establish Silgan MCC as an independent public company $9.8B 1 Net Sales ▪ Intention to distribute via a tax-free spin ▪ Separation timing governed by progress of $1.7B integration, synergy realization, business readiness, 1,2 PF Adj. EBITDA and market conditions – Controlled by Silgan At least 15% 2,3 Anticipated Adj. EPS Accretion – Commitment to move at an accelerated pace At least 15% 2,3,4 Anticipated FCF Accretion 1 2 3 4 Represents LTM 6/30/2026 amounts | Assuming expected synergies of $225M by year 3 | Accretion/(dilution) presented on a cash basis, excluding purchase accounting | Defined 11 ©2026 Silgan Holdings. All Rights Reserved. as Operating Cash Flow – CapEx; accretion excludes one-time costs to achieve synergies | Note: Adj. EBITDA includes corporate costs; Refer to slide 34 for calculation of Adj. EBITDA for Pro Forma Silgan; B=Billions; M=Millions

Differentiated Businesses Positioned to Excel

Silgan MCC

$7.3B Net Sales	**$1.2B[1]** Adj. EBITDA
16%[1] Adj. EBITDA Margin	**~4.0x[1]** PF Net Leverage

Key Products


Food Cans


Food and Beverage Flat Cap Closures


Aerosols

Key Markets

Pet Food

Food and Beverage

Personal Care

Priorities

Integrate | Optimize | Invest

Silgan Dispensing Solutions

$2.5B Net Sales	**$555M** Adj. EBITDA
22% Adj. EBITDA Margin	**~1.8x** PF Net Leverage

Key Products


Dispensing Solutions


Plastic Containers

Key Markets

Healthcare and Pharma

Beauty and Personal Care

Home Care and Lawn and Garden

Priorities

Innovate | Grow | Acquire

©2026 Silgan Holdings. All Rights Reserved.

[1] Assuming expected synergies of $225M by year 3 | Note: Adj. EBITDA excludes corporate costs of $52M; Silgan MCC and Silgan Dispensing Solutions Net Sales, Adj. EBITDA, and Adj. EBITDA margin are LTM 6/30/2026 amounts; Net leverage represents estimated PF figures as of 12/31/2025 based on closing net debt inclusive of $225M synergies expected by year 3; Refer to slides 31-33 for calculation of Adj. EBITDA for Silgan Dispensing Solutions and Silgan MCC; B=Billions; M=Millions

12

Silgan MCC A large-scale global business in metal packaging ©2026 Silgan Holdings. All Rights Reserved.

Silgan MCC Business Overview

Existing Silgan Metal Containers and Closures Businesses	Trivium
Supplier of metal containers and flat cap metal and plastic closures for food and beverage markets	**Supplier of metal containers, aerosol cans, and aluminum beverage bottles across food and other consumer applications**

	Existing Silgan Metal Containers and Closures Businesses	Trivium
Net Sales	$4.2B	$3.1B
Adj. EBITDA	$473M	$478M
# of Employees	~6K	~7K
# of Plants	55	49

Existing Silgan Metal Containers and Closures Businesses

Net Sales By Product



Closures
20%
Cans
80%

Net Sales By Geography



Europe
RoW <1%
16%
North
America
83%

Trivium

Net Sales By Product



Aerosols
21%
Cans
79%

Net Sales By Geography



RoW 9%
North
America
28%
Europe
63%

Note: Adj. EBITDA excludes corporate costs; Existing Silgan Metal Containers and Closures Businesses and Trivium Net Sales, Adj. EBITDA, and Adj. EBITDA margin are LTM 6/30/2026 amounts; Trivium Aerosols represent Global Aerosols segment; Refer to slides 26 and 29 for reconciliations of non-GAAP financial amounts to GAAP financial amounts and calculation of Adj. EBITDA for Trivium and existing Silgan Metal Containers and Closures Businesses; B=Billions; M=Millions; K=Thousands

©2026 Silgan Holdings. All Rights Reserved.

13

Hand-in-Glove Fit Select Offering (Geography) Silgan MCC Key Highlights ü Complementary offerings across core markets Pet and Human Food Cans (N. America) ü Meaningfully enhances European presence Pet and Human Food Cans (EMEA) ü Entry into attractive aerosol and aluminum beverage bottles markets - Metal and Plastic Closures (Global) ü Accelerates investment across U.S. and Europe - Aerosols (Global) Unlocks new - opportunities across Aluminum Beverage Bottles (Global) categories, regions, and end markets Current Silgan Offering Current Trivium Offering 14 ©2026 Silgan Holdings. All Rights Reserved.

Silgan MCC at-a-Glance

Key Figures

$7.3B	$1.2B[1]	16%[1]	12K+	100+
Net Sales	Adj. EBITDA	Adj. EBITDA Margin	Employees	Plants

Core Products



Pet and Human Food Cans



Aluminum and Steel Aerosol Cans



Aluminum Beverage Bottles



Food and Beverage Flat Cap Closures

LTM Net Sales By Geography


RoW 4%
Europe 36%
North America 60%

LTM Net Sales By Product


Aerosols
9%
Closures
12%
Cans 79%

Select Demand Drivers

Consumer Affordability	Pet Food Market Growth	Sustainability Leadership	Cost Optimization

[1] Assuming expected synergies of $225M in year 3
Note: Adj. EBITDA excludes corporate costs; Silgan MCC Net Sales, Adj. EBITDA, Adj. EBITDA margin, and Net Sales By Product are LTM 6/30/2026 amounts; Refer to slide 33 for calculation of Adj. EBITDA for Silgan MCC; B=Billions; M=Millions; K=Thousands

©2026 Silgan Holdings. All Rights Reserved.

15

Global Presence to Support Customers and Consumers

LTM Net Sales by Geography


RoW 4%
Europe 36%
North America 60%

Extensive Manufacturing Base



100+	12K+	27B+	30B+
Plants	Employees	Cans	Closures

SILGAN

Metal Containers and Food and Beverage Flat Cap Closures

- **24** Americas Can Plants
- **8** Americas Closure Plants
- **13** EMEA Can Plants
- **10** EMEA Closure Plants

\+

TRIVIUM PACKAGING

- **5** Americas Can Plants
- **4** Americas Aerosol Plants
- **35** EMEA Can Plants
- **5** EMEA Aerosol Plants


Silgan
Trivium
3 Dedicated Aerosol Plants in South America

Expanded U.S. and European footprint, lowering cost-to-serve for price-sensitive customers

©2026 Silgan Holdings. All Rights Reserved.

Note: Silgan MCC Net Sales by Geography are LTM 6/30/2026 amounts; B=Billions; K=Thousands

16

Silgan MCC Priorities Execute on the Synergy Opportunity Capture cost and productivity benefits of the combined platform Build the Best-in-class Global Platform Leverage strengths of the two businesses to advance innovation and commercial and operational excellence Capitalize on Growth Markets Capture growth in pet food and aerosol markets Prepare for Separation Shared commitment to move at an accelerated pace and create timing optionality 17 ©2026 Silgan Holdings. All Rights Reserved.

Silgan Dispensing Solutions A focused, high-value specialty packaging company ©2026 Silgan Holdings. All Rights Reserved.

Silgan Dispensing Solutions at-a-Glance

Key Figures

$2.5B	$555M	22%	11K+	66
Net Sales	Adj. EBITDA	Adj. EBITDA Margin	Employees	Plants

Core Products


Fragrance and Beauty Dispensers


Healthcare/ Drug Delivery


Dispensing Pumps


Trigger Sprayers


Plastic Containers

LTM Net Sales By Geography


RoW 16%
Europe 34%
North America 50%

LTM Net Sales By Product


Custom Cont. 25%
Dispensing 75%

Select Demand Drivers

Innovation	Healthcare Expansion	Customer Collaboration	M&A

©2026 Silgan Holdings. All Rights Reserved.

Note: Adj. EBITDA excludes corporate costs; Silgan Dispensing Solutions Net Sales, Adj. EBITDA, and Adj. EBITDA margin are LTM 6/30/2026 amounts; Refer to slide 31 for calculation of Adj. EBITDA for Silgan Dispensing Solutions; B=Billions; M=Millions; K=Thousands

18

A Platform Poised for Growth

Positioning

- Differentiated Dispensing Solutions platform driving organic growth and continued wins with global accounts
  - Mission-critical functionality for high value products and customers
  - Customer intimacy/partnership
  - Leading innovation capabilities
  - Culture of operational excellence and commercial discipline
- Additional upside opportunity through targeted investments

Focus on Dispensing Solutions Driving Results

Significant Investment in Dispensing Solutions...



Capital Invested ($ in millions)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
WestRock
Dispensing and Specialty Closures
ALBÉA Dispensing
Gateway
unicep
COBRA
WP
2017
2018
2019
2020
2021
2022
2023
2024
2025
$2,000
$1,500
$1,000
$500
$0
Revenue ($ in millions)
Cumulative Acquisitions
Cumulative Capex
Annual Revenue

...Driving Long-Term Dispensing Solutions Adj. EBITDA and Margin Growth



Adj. Segment EBITDA ($ in millions)
$600
$500
$400
$300
$200
$100
$0
>500 bps Adj. EBITDA Margin Expansion
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
22%
20%
18%
16%
14%
Adj. EBITDA Margin (%)
Adjusted EBITDA
Adjusted EBITDA Margin

©2026 Silgan Holdings. All Rights Reserved.

Note: Adj. EBITDA excludes corporate costs; Refer to slide 32 for reconciliations of non-GAAP financial amounts to GAAP financial amounts and calculation of Adj. EBITDA and Adj. EBITDA margin for Silgan Dispensing Solutions

19

Robust Organic Growth Opportunities Fragrance, Beauty Home Care and Healthcare and Pharma and Personal Care Lawn and Garden Market High-Single-Digit Mid-Single-Digit Low-Single-Digit Growth Potential Select Rising healthcare spend, Product innovation Durability, DIY, expanding drug delivery and brand differentiation sustainability/multi-use Growth Drivers routes Value ▪ Precision dosing and drug ▪ Product differentiation and ▪ Consumer convenience Proposition delivery premiumization ▪ Functionality and ergonomics ▪ Clean-room manufacturing▪ Customized dispensing formats ▪ Durable, multi-use dispensing ▪ High-performing specialty ▪ Critical product functionality systems dispensing solutions 20 ©2026 Silgan Holdings. All Rights Reserved. Note: Market growth rates per management estimates

Positioned to Accelerate Capital Deployment

Proven Capital Allocator

- Core competency in M&A
- Disciplined, returns-based approach
- Deep, proprietary relationships
- Proven approach to talent retention and investment

$4B+
Capital Deployed Since 2017



Albéa
Dispensing
Unicep
compounding, filling & packaging
2017
2020
2021
2024
WestRock
Dispensing and Specialty Closures
Gateway
WPW

Enhanced Financial Flexibility



3.4x
~1.8x
Silgan 12/31/2025 Net Leverage
Pro Forma Silgan Dispensing Solutions 12/31/2025 Net Leverage

Investment Priorities

Fragrance & Beauty	Drug Delivery	Healthcare
Specialty dispensing technologies	**Premium drug delivery dispensing solutions**	**Healthcare and pharmaceutical packaging**

©2026 Silgan Holdings. All Rights Reserved.

Note: Includes select acquisitions; not intended to be exhaustive; Adj. EBITDA excludes corporate costs; Refer to slides 28 and 32 for calculation of Adj. EBITDA for Silgan and reconciliations of non-GAAP financial amounts to GAAP financial amounts and calculation of Adj. EBITDA for Silgan Dispensing Solutions; B=Billions

21

Silgan Dispensing Solutions Priorities Accelerate Organic Growth Capture favorable long-term trends across high-value markets Strengthen Differentiated Capabilities Continue investing in innovation, product development, technical talent, and manufacturing excellence Expand Customer Partnerships Leverage best-in-class customer service and global capabilities to support brand owner growth Extend the Value Creation Playbook Utilize increased financial flexibility to pursue disciplined, returns-based capital allocation opportunities 22 ©2026 Silgan Holdings. All Rights Reserved.

Closing One clear path forward, two differentiated businesses ©2026 Silgan Holdings. All Rights Reserved.

Enhancing Silgan's Unique Business Model

Build and enhance business positions

- ✓ Sustainable competitive advantage
- ✓ Supply best value in industry by focusing on unique needs of customers

\+

Deploy strong Free Cash Flow

- ✓ Growth through targeted acquisitions
- ✓ Other cash deployment to drive shareholder value

=

Earnings growth and value creation

- ✓ Top tier earnings growth in Packaging sector
- ✓ Consistent long-term shareholder value creation

Pro Forma Total Silgan

$9.8B

Net Sales[1]

$1.7B

PF Adj. EBITDA[1,2]

At least 15%

Anticipated Adj. EPS Accretion[2,3]

At least 15%

Anticipated FCF Accretion[2,3,4]

©2026 Silgan Holdings. All Rights Reserved.

[1] Represents LTM 6/30/2026 amounts | [2] Assuming expected synergies of $225M by year 3 | [3] Accretion/(dilution) presented on a cash basis, excluding purchase accounting
[4] Defined as Operating Cash Flow – CapEx; accretion excludes one-time costs to achieve synergies
Note: Adj. EBITDA includes corporate costs; Refer to slide 34 for calculation of Adj. EBITDA for Pro Forma Silgan; B=Billions; M=Millions

23

Summary ▪ Combining Silgan Metal Containers segment and Food and Beverage Flat Cap Closures business with Trivium, via 60%-owned partnership, enabling meaningful synergies Announcement Overview ▪ Positioning Silgan Dispensing Solutions for priority growth and investment opportunities ▪ Formation of Silgan MCC creates a best-in-class, global platform and provides for $225M of expected synergies Strategic Rationale ▪ Funding approach will increase investment capacity for our faster-growing dispensing business, providing multiple pathways to accelerate shareholder value creation 1 ▪ Silgan to receive $2.3B of cash proceeds and continued majority ownership of Silgan Key Terms MCC; retain 100% ownership of Silgan Dispensing Solutions ▪ Delivers immediate value, while preserving majority ownership, operational control, Partnership Structure and future upside participation Benefits ▪ Close the transaction, deliver synergies, strengthen both businesses, and position Next Steps Silgan MCC for a future separation at the optimal point in time 1 Subject to customary adjustments for cash, assumed debt, and net working capital at closing 24 ©2026 Silgan Holdings. All Rights Reserved. Note: B=Billions

Appendix A: Additional Detail ©2026 Silgan Holdings. All Rights Reserved.

Appendix Select Transaction Details Pre-synergy EV/Adj. EBITDA Multiple Post-synergy EV/Adj. EBITDA Multiple Median Purchase Price Multiple Reduction via Synergies: ~2x 1.9x 2.4x 13.0x 2.3x 1.3x 11.7x 11.1x 1.5x 10.5x 10.0x 9.3x 8.7x 8.7x 8.2x 7.2x WestRock Dispensing Albéa Dispensing Gateway Unicep Weener 2017 2020 2021 2021 2024 25 ©2026 Silgan Holdings. All Rights Reserved. Note: Gateway and Unicep post-synergy multiples include impact of certain tax benefits

Appendix B: Reconciliation of Non-GAAP Financial Measures ©2026 Silgan Holdings. All Rights Reserved.

Appendix Trivium Packaging B.V. Reconciliation of Income before interest and income taxes (EBIT) to Adjusted EBIT and Adjusted EBITDA ($ in millions) Year Ended LTM Ended December 31, 2025 June 30, 2026 Trivium Packaging B.V. Net Sales $ 3,013.6 $ 3,080.9 Income before interest and income taxes (EBIT) $ 270.3 $ 177.3 Plus: Acquired intangible asset amortization expense 168.5 170.5 Other pension (income) expense (9.5) (9.8) Rationalization charges 24.4 32.3 Non-operating FX impact related tax structuring activities (92.7) 9.7 Adjusted EBIT $ 361.0 $ 380.0 Depreciation 99.0 98.3 Adjusted EBITDA $ 460.0 $ 478.3 Margin 16% 26 ©2026 Silgan Holdings. All Rights Reserved. Note: Income before interest and income taxes for Trivium includes certain adjustments to convert IFRS accounting to U.S. GAAP accounting

Appendix Silgan Holdings Inc. Reconciliation of Income before interest and income taxes (EBIT) to Adjusted EBIT and Adjusted EBITDA ($ in millions) Year Ended Six Months Ended LTM Ended December 31, 2025 June 30, 2025 June 30, 2026 June 30, 2026 Dispensing and Specialty Closures: Net sales $ 2,707.3 $ 1,373.3 $ 1,399.2 $ 2,733.2 Income before interest and income taxes (EBIT) $ 321.5 $ 169.7 $ 162.8 $ 314. 6 Plus: Acquired intangible asset amortization expense 58.7 28.4 29.6 59.9 Other pension (income) expense for U.S. pension plans and closed facilities (0.8) (0.3) 0.6 0.1 Equity in earnings of affiliates, net of tax 3 .2 1.7 2.2 3.7 Rationalization charges 37.4 7.6 8.5 38.3 Adjusted EBIT $ 420.0 $ 207.1 $ 203.7 $ 416. 6 Plus: Depreciation 147.3 73.5 79.9 153.7 Adjusted EBITDA $ 567. 3 $ 280.6 $ 283.6 $ 570.3 Margin 21% Metal Containers: Net sales $ 3,138.3 $ 1,304.5 $ 1,488.8 $ 3,322.6 Income before interest and income taxes (EBIT) $ 243.4 $ 110.5 $ 100.4 $ 233. 3 Plus: Acquired intangible asset amortization expense 1 .4 0.7 0.7 1.4 Other pension (income) expense for U.S. pension plans and closed facilities (1.8) (1.0) (2.6) (3.4) Rationalization charges 17.4 10.1 17.2 24.5 Adjusted EBIT $ 260.4 $ 120.3 $ 115.7 $ 255. 8 Plus: Depreciation 72.7 32.9 40.3 80.1 Adjusted EBITDA $ 333. 1 $ 153.2 $ 156.0 $ 335.9 Margin 10% 27 ©2026 Silgan Holdings. All Rights Reserved.

Appendix Silgan Holdings Inc. Reconciliation of Income before interest and income taxes (EBIT) to Adjusted EBIT and Adjusted EBITDA ($ in millions) Year Ended Six Months Ended LTM Ended December 31, 2025 June 30, 2025 June 30, 2026 June 30, 2026 Custom Containers: Net sales $ 637.6 $ 328.0 $ 316.5 $ 626. 1 Income before interest and income taxes (EBIT) $ 81.1 $ 44. 7 $ 45. 5 $ 81.9 Plus: Acquired intangible asset amortization expense 4 .5 2.2 1.9 4.2 Other pension (income) expense for U.S. pension plans and closed facilities (1.4) (0.5) - (0.9) Rationalization charges 5 .7 3.1 1.5 4.1 Adjusted EBIT $ 89.9 $ 49. 5 $ 48. 9 $ 89.3 Plus: Depreciation 34.1 17.4 16.1 32.8 Adjusted EBITDA $ 124. 0 $ 66.9 $ 65.0 $ 122.1 Margin 20% Corporate: (Loss) before interest and income taxes (EBIT) $ (48.1) $ (26.8) $ (31.1) $ (52.4) Plus: Costs attributed to announced acquisitions 1 .1 1.1 - - Adjusted EBIT $ (47.0) $ (25.7) $ (31.1) $ (52.4) Plus: Depreciation 0 .4 0.2 0.2 0.4 Adjusted EBITDA $ (46.6) $ (25.5) $ (30.9) $ (52.0) Total Net Sales $ 6,483.2 $ 3,005.8 $ 3,204.5 $ 6,681.9 Total Adjusted EBIT 723.3 351. 2 337. 2 709.3 Total Depreciation 254.5 124. 0 136. 5 267.0 Total Adjusted EBITDA $ 977.8 $ 475.2 $ 473.7 $ 976. 3 Margin 15% 28 ©2026 Silgan Holdings. All Rights Reserved.

Appendix Silgan Holdings Inc. Reconciliation of Income before interest and income taxes (EBIT) to Adjusted EBIT and Adjusted EBITDA ($ in millions) Year Ended Six Months Ended LTM Ended December 31, 2025 June 30, 2025 June 30, 2026 June 30, 2026 Silgan MCC Closures: Net sales $ 848.9 $ 429.4 $ 441.2 $ 860. 7 Income before interest and income taxes (EBIT) $ 59.9 $ 40. 1 $ 38. 9 $ 58.7 Plus: Acquired intangible asset amortization expense 4 .8 2.4 2.3 4.7 Other pension (income) expense for U.S. pension plans and closed facilities (0.8) (0.3) 0.6 0.1 Rationalization charges 34.1 6.0 8.4 36.5 Adjusted EBIT $ 98.0 $ 48. 2 $ 50. 2 $ 100. 0 Plus: Depreciation 35.3 17.0 19.0 37.3 Adjusted EBITDA $ 133. 3 $ 65.2 $ 69.2 $ 137.3 Margin 16% Existing Silgan Metal Containers and Closures Businesses Total: Net sales $ 3,987.2 $ 1,733.9 $ 1,930.0 $ 4,183.3 Income before interest and income taxes (EBIT) $ 303.3 $ 150.6 $ 139.3 $ 292. 0 Plus: Acquired intangible asset amortization expense 6 .2 3.1 3.0 6.1 Other pension (income) expense for U.S. pension plans and closed facilities (2.6) (1.3) (2.0) (3.3) Rationalization charges 51.5 16.1 25.6 61.0 Adjusted EBIT $ 358.4 $ 168.5 $ 165.9 $ 355. 8 Plus: Depreciation 108.0 49.9 59.3 117.4 Adjusted EBITDA $ 466. 4 $ 218.4 $ 225.2 $ 473.2 Margin 11% 29 ©2026 Silgan Holdings. All Rights Reserved.

Appendix Silgan Holdings Inc. Total Existing Silgan Metal Containers and Closures Businesses ($ in millions) LTM Ended June 30, 2026 Metal Silgan MCC Total Existing Silgan Metal Containers Closures Containers and Closures Businesses Net sales $ 3,322.6 $ 860. 7 $ 4,183.3 Adjusted EBITDA $ 335. 9 $ 137. 3 $ 473. 2 Margin 10% 16% 11% 30 ©2026 Silgan Holdings. All Rights Reserved. Note: Refer to slides 27 and 29 for reconciliations of non-GAAP financial amounts to GAAP financial amounts and calculation of Metal Containers and Silgan MCC Closures Adj. EBITDA

Appendix Silgan Holdings Inc. Total Silgan Dispensing Solutions ($ in millions) LTM Ended June 30, 2026 Dispensing Less Total Silgan & Specialty Custom Silgan MCC Dispensing Closures Containers Closures Solutions Net sales $ 2,733.2 $ 626. 1 $ (860.7) $ 2,498.6 Adjusted EBITDA $ 570. 3 $ 122. 1 $ (137.3) $ 555. 1 Margin 22% Note: Refer to slides 27-29 for reconciliations of non-GAAP financial amounts to GAAP financial amounts and calculation of Dispensing and Specialty Closures, Custom Containers and 31 ©2026 Silgan Holdings. All Rights Reserved. Silgan MCC Closures Adj. EBITDA

Appendix Silgan Holdings Inc. Reconciliation of Income before interest and income taxes (EBIT) to Adjusted EBIT and Adjusted EBITDA ($ in millions) Year Ended December 31, Six Months Ended LTM Ended 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 June 30, 2025 June 30, 2026 June 30, 2026 Dispensing and Specialty Closures: Net sales $ 805.0 $ 797.1 $ 1,246.7 $ 1,456.8 $ 1,405.6 $ 1,712.4 $ 2,160.5 $ 2,316.7 $ 2,221.4 $ 2,304.4 $ 2,707.3 $ 1,373.3 $ 1,399.2 $ 2,733.2 Income before interest and income taxes (EBIT) $ 91.8 $ 99.8 $ 142.0 $ 189.9 $ 173.5 $ 224.4 $ 262.1 $ 323.0 $ 281.0 $ 290.0 $ 321.5 $ 169.7 $ 162.8 $ 314. 6 Plus: Acquired intangible asset amortization expense 5.3 5.4 15. 7 19. 5 19. 1 28. 5 38. 3 46. 8 47. 2 46. 7 58. 7 28.4 29.6 59.9 Other pension (income) expense for U.S. pension plans and closed facilities (7.7) (6.1) (7.8) (9.2) (4.2) (9.6) (12.6) (11.0) 1.1 (1.0) (0.8) (0.3) 0.6 0.1 Equity in earnings of affiliates, net of tax - - - - - - - - - 0.7 3.2 1.7 2.2 3.7 Rationalization charges 1.7 0.6 1.0 0.2 6.6 5.8 5.8 0.9 11. 3 23. 1 37. 4 7.6 8.5 38.3 Purchase accounting write-up of inventory - - 11. 9 - - 3.5 1.6 - - 6.1 - - - - Adjusted EBIT $ 91.1 $ 99.7 $ 162.8 $ 200.4 $ 195.0 $ 252.6 $ 295.2 $ 359.7 $ 340.6 $ 365.6 $ 420.0 $ 207.1 $ 203.7 $ 416. 6 Plus: Depreciation 32. 4 32. 8 46. 0 54. 7 64. 0 70. 6 87. 4 98. 2 101.7 110.0 147.3 73.5 79.9 153.7 Adjusted EBITDA $ 123.5 $ 132.5 $ 208.8 $ 255.1 $ 259.0 $ 323.2 $ 382.6 $ 457.9 $ 442.3 $ 475.6 $ 567.3 $ 280.6 $ 283.6 $ 570.3 Margin 15% 17% 17% 18% 18% 19% 18% 20% 20% 21% 21% 21% Custom Containers: Net sales $ 593.7 $ 543.9 $ 565.1 $ 614.1 $ 611.1 $ 651.5 $ 708.6 $ 723.0 $ 626.0 $ 649.6 $ 637.6 $ 328.0 $ 316.5 $ 626. 1 Income before interest and income taxes (EBIT) $ 7 .8 $ 5 .2 $ 27.8 $ 42.6 $ 48.9 $ 87.8 $ 92.4 $ 92.5 $ 52.8 $ 55.4 $ 81.1 $ 44. 7 $ 45. 5 $ 81.9 Plus: Acquired intangible asset amortization expense 5.9 5.9 5.9 5.9 5.9 5.4 4.6 4.5 4.5 4.5 4.5 2.2 1.9 4.2 Other pension (income) expense for U.S. pension plans and closed facilities (6.2) (5.2) (7.2) (8.3) (3.2) (8.4) (10.8) (10.2) 1.0 (0.9) (1.4) (0.5) - (0.9) Rationalization charges 12. 7 6.4 1.5 0.8 0.4 0.4 0.3 - 5.0 22. 0 5.7 3.1 1.5 4.1 Adjusted EBIT $ 20.2 $ 12.3 $ 28.0 $ 41.0 $ 52.0 $ 85.2 $ 86.5 $ 86.8 $ 63.3 $ 81.0 $ 89.9 $ 49. 5 $ 48. 9 $ 89.3 Plus: Depreciation 27. 7 26. 1 28. 7 30. 0 31. 2 32. 0 34. 5 35. 3 34. 7 35. 8 34. 1 17.4 16.1 32.8 Adjusted EBITDA $ 47.9 $ 38.4 $ 56.7 $ 71.0 $ 83.2 $ 117.2 $ 121.0 $ 122.1 $ 98.0 $ 116.8 $ 124.0 $ 66.9 $ 65.0 $ 122.1 Margin 8% 7% 10% 12% 14% 18% 17% 17% 16% 18% 19% 20% Silgan MCC Closures: Net sales $ 805.0 $ 797.1 $ 801.1 $ 819.6 $ 779.5 $ 802.5 $ 932.6 $ 1,009.7 $ 925.2 $ 885.2 $ 848.9 $ 429.4 $ 441.2 $ 860. 7 Income before interest and income taxes (EBIT) $ 91.8 $ 99.8 $ 94.8 $ 97.3 $ 82.3 $ 101.9 $ 111.1 $ 142.9 $ 92.4 $ 102.2 $ 59.9 $ 40. 1 $ 38. 9 $ 58.7 Plus: Acquired intangible asset amortization expense 5.3 5.4 5.4 5.4 5.3 5.2 5.2 5.2 5.2 5.1 4.8 2.4 2.3 4.7 Other pension (income) expense for U.S. pension plans and closed facilities (7.7) (6.1) (7.8) (9.1) (4.1) (9.5) (12.4) (10.9) 1.2 (0.9) (0.8) (0.3) 0.6 0.1 Rationalization charges 1.7 0.6 0.4 0.2 6.6 1.4 4.7 0.5 5.6 10. 0 34. 1 6.0 8.4 36.5 Adjusted EBIT $ 91.1 $ 99.7 $ 92.8 $ 93.8 $ 90.1 $ 99.0 $ 108.6 $ 137.7 $ 104.4 $ 116.4 $ 98.0 $ 48. 2 $ 50. 2 $ 100. 0 Plus: Depreciation 32. 4 32. 8 30. 7 29. 9 34. 5 31. 0 32. 3 32. 1 32. 7 34. 2 35. 3 17.0 19.0 37.3 Adjusted EBITDA $ 123.5 $ 132.5 $ 123.5 $ 123.7 $ 124.6 $ 130.0 $ 140.9 $ 169.8 $ 137.1 $ 150.6 $ 133.3 $ 65.2 $ 69.2 $ 137.3 Margin 15% 17% 15% 15% 16% 16% 15% 17% 15% 17% 16% 16% Total Silgan Dispensing Solutions: Net sales: Dispensing and Specialty Closures $ 805.0 $ 797.1 $ 1,246.7 $ 1,456.8 $ 1,405.6 $ 1,712.4 $ 2,160.5 $ 2,316.7 $ 2,221.4 $ 2,304.4 $ 2,707.3 $ 1,373.3 $ 1,399.2 $ 2,733.2 Custom Containers 593.7 543.9 565.1 614.1 611.1 651.5 708.6 723.0 626.0 649.6 637.6 328. 0 316. 5 626.1 Less Silgan MCC Closures (805.0) (797.1) (801.1) (819.6) (779.5) (802.5) (932.6) (1,009.7) (925.2) (885.2) (848.9) (429.4) (441.2) (860.7) Total Net Sales $ 593.7 $ 543.9 $ 1,010.7 $ 1,251.3 $ 1,237.2 $ 1,561.4 $ 1,936.5 $ 2,030.0 $ 1,922.2 $ 2,068.8 $ 2,496.0 $ 1,271.9 $ 1,274.5 $ 2,498.6 Adjusted EBITDA: Dispensing and Specialty Closures $ 123.5 $ 132.5 $ 208.8 $ 255.1 $ 259.0 $ 323.2 $ 382.6 $ 457.9 $ 442.3 $ 475.6 $ 567.3 $ 280.6 $ 283.6 $ 570. 3 Custom Containers 47. 9 38. 4 56. 7 71. 0 83. 2 117.2 121.0 122.1 98. 0 116.8 124.0 66.9 65.0 122.1 Less Silgan MCC Closures (123.5) (132.5) (123.5) (123.7) (124.6) (130.0) (140.9) (169.8) (137.1) (150.6) (133.3) (65.2) (69.2) (137.3) Total Adjusted EBITDA $ 47.9 $ 38.4 $ 142.0 $ 202.4 $ 217.6 $ 310.4 $ 362.7 $ 410.2 $ 403.2 $ 441.8 $ 558.0 $ 282.3 $ 279.4 $ 555. 1 Margin 8% 7% 14% 16% 18% 20% 19% 20% 21% 21% 22% 22% 32 ©2026 Silgan Holdings. All Rights Reserved.

Appendix Silgan Holdings Inc. Total Silgan MCC ($ in millions) LTM Ended June 30, 2026 Total Existing Silgan Metal Containers and Closures Total 1 Businesses Synergies Silgan MCC Trivium Net sales $ 4,183.3 $ 3,080.9 $ - $ 7,264.2 Adjusted EBITDA $ 473. 2 $ 478. 3 $ 225. 0 $ 1,176.5 Margin 11% 16% 16% 1 Expected Synergies from the proposed acquisition 33 ©2026 Silgan Holdings. All Rights Reserved. Note: Refer to slide 26 for calculation of Adj. EBITDA for Trivium; Refer to slide 29 for reconciliation of non-GAAP financial amounts to GAAP financial amounts and calculation of Adj. EBITDA for existing Silgan Metal Containers and Closures Businesses

Appendix Silgan Holdings Inc. Total Silgan Pro Forma ($ in millions) LTM Ended June 30, 2026 Silgan Dispensing Silgan Total Solutions MCC PF Corporate Silgan PF Net sales $ 2,498.6 $ 7,264.2 $ - $ 9,762.8 Adjusted EBITDA $ 555. 1 $ 1,176.5 $ (52.0) $ 1,679.6 Margin 22% 16% 17% Note: Refer to slide 28 for reconciliations of non-GAAP financial amounts to GAAP financial amounts and calculation of Corporate Adj. EBITDA; Refer to slides 31 and 33 for the 34 ©2026 Silgan Holdings. All Rights Reserved. calculation of Adj. EBITDA for Silgan Dispensing Solutions and Silgan MCC

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